CERTIFICATE OF AMENDMENT

OF

TEEKAY OFFSHORE GP L.L.C.
Reg. No. 960881

(A LIMITED LIABILITY COMPANY)

REPUBLIC OF THE MARSHALL ISLANDS

REGISTRAR OF CORPORATIONS

DUPLICATE COPY

The original of this Document was filed in
accordance with Section 10 of the
Limited Liability Company Act on

NON-RESIDENT

March 23, 2020

Christine Kahler
Deputy Registrar

**CERTIFICATE OF AMENDMENT OF
TEEKAY OFFSHORE GP L.L.C.
UNDER SECTION 10 OF THE LIMITED
LIABILITY COMPANY ACT**

The undersigned, Edith Robinson, Secretary of Teekay Offshore GP L.L.C., for the purpose of amending the Certificate of Formation of said limited liability company hereby certifies:

1. The name of the limited liability company is: Teekay Offshore GP L.L.C.

2. The Certificate of Formation of the limited liability company was filed on August 25, 2006.

3. Section 1 of the Certificate of Formation of the limited liability company is hereby deleted and replaced in its entirety as follows:

   1. The name of the limited liability company is: Altera Infrastructure GP L.L.C.

4. A new Section 4 is added to the Certificate of Formation of the limited liability company as follows:

   4. The limited liability company will comply with all applicable provisions of the Republic of the Marshall Islands Limited Liability Company Act, including retention, maintenance, and production of accounting, member, manager, and beneficial owner records in accordance with section 22 of the Republic of the Marshall Islands Limited Liability Company Act.

5. This Certificate of Amendment shall be effective upon filing with the Registrar of Corporations.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment on this 23rd day of March, 2020.

Edith Robinson
Secretary

REPUBLIC OF THE MARSHALL ISLANDS
OFFICE OF THE REGISTRAR OF CORPORATIONS

CERTIFICATE OF FORMATION

I HEREBY CERTIFY that

ALTERA INFRASTRUCTURE GP L.LC.
Reg. No. 960881

formerly known as

TEEKAY OFFSHORE GP L.L.C.
Reg. No. 960881

is duly formed and has filed a Certificate of Formation under the provisions of the Marshall Islands Limited Liability Company Act on

August 25, 2006

WITNESS my hand and the official seal of the Registry on **March 23, 2020**.

Christine Kahler
Deputy Registrar

REGISTRAR OF CORPORATIONS
SEAL
REPUBLIC OF THE MARSHALL ISLANDS